SCHEDULE 14C INFORMATION

INFORMATION STATEMENT PURSUANT TO SECTION 14(C) OF THE

SECURITIES EXCHANGE ACT OF 1934

(AMENDMENT NO.)

Check the appropriate box:

[_]           Preliminary Information Statement

[_]           Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

[X]           Definitive Information Statement

MERCER FUNDS

(NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Payment of Filing Fee (Check the appropriate box)

[X]           No fee required.

[_]           Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

1)           Title of each class of securities to which transaction applies:

________________________________________________________________________

2)           Aggregate number of securities to which transaction applies:

________________________________________________________________________

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

________________________________________________________________________

4)           Proposed maximum aggregate value of transaction:

________________________________________________________________________

5)           Total fee paid:

________________________________________________________________________

[_]           Fee paid previously with preliminary materials.

[_]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)           Amount Previously Paid: ____________________________________________________

2)           Form, Schedule or Registration Statement No.:___________________________________

3)           Filing Party:_______________________________________________________________

4)           Date Filed:_________________________________________________________________

mercer FUNDS

Mercer US Large Cap Growth Equity Fund

Mercer US Large Cap Value Equity Fund

Mercer US Small/Mid Cap Growth Equity Fund

Mercer US Small/Mid Cap Value Equity Fund

Mercer Non-US Core Equity Fund

Mercer Emerging Markets Equity Fund

Mercer Global Low Volatility Equity Fund

99 High Street

Boston, Massachusetts 02110

May 21, 2015

Dear Shareholder:

We are pleased to notify you of changes involving the Mercer US Large Cap Growth Equity Fund, Mercer US Large Cap Value Equity Fund, Mercer US Small/Mid Cap Growth Equity Fund, Mercer US Small/Mid Cap Value Equity Fund, Mercer Non-US Core Equity Fund, Mercer Emerging Markets Equity Fund and Mercer Global Low Volatility Equity Fund (the “Funds”), each a series of Mercer Funds (the “Trust”). Specifically, the Board of Trustees of the Trust (the “Board”) has approved the hiring of Parametric Portfolio Associates LLC (“Parametric or the “Subadvisor”) to serve as a subadvisor to the Funds. In conjunction with this appointment, the Board has approved a new subadvisory agreement between Mercer Investment Management, Inc., the Fund’s investment advisor (“Mercer” or the “Advisor”), on behalf of the Funds, and Parametric (the “Parametric Subadvisory Agreement”).

The Board also has determined to terminate the subadvisory agreement with SSgA Funds Management, Inc. (“SSgA FM”), one of the subadvisors that previously managed an allocated portion of each Fund’s portfolio, and Parametric has taken over the management duties of each Fund’s portfolio previously allocated to SSgA FM. As was previously communicated to you via a supplement to the Trust’s prospectus, dated February 25, 2015, Parametric began managing its allocated portion of each Fund’s investment portfolio on such date.

I encourage you to read the attached Information Statement, which provides, among other information, details regarding Parametric and the Parametric Subadvisory Agreement and a discussion of the factors that the Board considered in approving the implementation of the Parametric Subadvisory Agreement.

Sincerely,

Richard L. Nuzum, CFA

Trustee, President, and Chief Executive Officer

Mercer Funds

MERCER FUNDS

Mercer US Large Cap Growth Equity Fund

Mercer US Large Cap Value Equity Fund

Mercer US Small/Mid Cap Growth Equity Fund

Mercer US Small/Mid Cap Value Equity Fund

Mercer Non-US Core Equity Fund

Mercer Emerging Markets Equity Fund

Mercer Global Low Volatility Equity Fund

99 High Street

Boston, Massachusetts 02110

Information Statement

This Information Statement (the “Statement”) is being furnished on behalf of the Board of Trustees (the “Board”) of Mercer Funds (the “Trust”) to inform shareholders of the Mercer US Large Cap Growth Equity Fund, Mercer US Large Cap Value Equity Fund, Mercer US Small/Mid Cap Growth Equity Fund, Mercer US Small/Mid Cap Value Equity Fund, Mercer Non-US Core Equity Fund, Mercer Emerging Markets Equity Fund and Mercer Global Low Volatility Equity Fund (each a “Fund” and collectively the “Funds”) about the recent hiring of a new subadvisor to the Funds, Parametric Portfolio Associates LLC (“Parametric or the “Subadvisor”). In connection with the hiring of Parametric, the Board approved a new subadvisory agreement between Mercer Investment Management, Inc., the Funds’ investment advisor (“Mercer” or the “Advisor”), on behalf of the Funds, and Parametric (the “Parametric Subadvisory Agreement”). The Board also has determined to terminate the subadvisory agreement with SSgA Funds Management, Inc. (“SSgA FM”), one of the subadvisors that previously managed an allocated portion of each Fund’s investment portfolio, and Parametric has taken over the management duties of each Fund’s portfolio previously allocated to SSgA FM. Parametric began managing its allocated portion of each Fund’s investment portfolio on February 25, 2015.

The hiring of Parametric, and the Parametric Subadvisory Agreement, were approved by the Board upon the recommendation of Mercer, without shareholder approval, as is permitted by the exemptive order of the U.S. Securities and Exchange Commission (the “SEC”), dated December 28, 2005 (the “Exemptive Order”), issued to the Trust and the Advisor.

This Statement is being mailed on or about May 22, 2015 to shareholders of record of the Fund as of April 30, 2015.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE NOT REQUESTED TO SEND US A PROXY.

INTRODUCTION

Mercer is the investment advisor to the series of the Trust, including the Funds. The Advisor uses a “manager of managers” approach in managing the assets of the Trust’s series. This approach permits Mercer to hire, terminate, or replace subadvisors that are unaffiliated with the Trust or the Advisor, and to modify material terms and conditions of subadvisory agreements relating to the management of the series. Section 15(a) of the Investment Company Act of 1940, as amended (the “1940 Act”), generally requires the shareholders of a mutual fund to approve an agreement pursuant to which a person serves as the investment advisor (or as a subadvisor) to the mutual fund. The Trust and the Advisor have obtained the Exemptive Order, which permits the Trust and the Advisor, subject to certain conditions and approval by the Board, to hire and retain unaffiliated subadvisors and to modify subadvisory arrangements with unaffiliated subadvisors without shareholder approval. Under the Exemptive Order, the Advisor may act as a manager of managers for some or all of the series of the Trust, and the Advisor supervises the provision of portfolio management services to the series by various subadvisors.

The Exemptive Order allows the Advisor, among other things, to: (i) continue the employment of a current subadvisor after events that would otherwise cause an automatic termination of a subadvisory agreement with the subadvisor, and (ii) reallocate assets among current or new subadvisors. The Advisor has ultimate responsibility (subject to oversight by the Board) to supervise the subadvisors and recommend the hiring, termination, and replacement of the subadvisors to the Board.

Consistent with the terms of the Exemptive Order, the Board, including a majority of the Trustees who are not “interested persons” (as that term is defined in the 1940 Act) of the Trust or of the Advisor (the “Independent Trustees”), at the Board meeting held on February 5, 2015 (the “Meeting”), (i) appointed Parametric to serve as a subadvisor to the Funds, and (ii) approved the Parametric Subadvisory Agreement between the Advisor, on behalf of the Funds, and Parametric. Parametric is independent of the Advisor and discharges its responsibilities subject to the oversight and supervision of the Advisor. Parametric is paid by the Advisor and not by the Funds. No increase in the advisory fees paid by the Funds to the Advisor resulted from the appointment of Parametric as a subadvisor to the Funds, or from the implementation of the Parametric Subadvisory Agreement.

The Trust and the Advisor have agreed to comply with certain conditions when acting in reliance on the relief granted in the Exemptive Order. These conditions require, among other things, that in connection with the hiring of a subadvisor, the affected series will notify the shareholders of the series of the changes. This Statement provides such notice of the changes and presents details regarding Parametric and the Parametric Subadvisory Agreement.

THE ADVISOR

The Advisor, a Delaware corporation located at 99 High Street, Boston, Massachusetts 02110, serves as the investment advisor to the Funds. The Advisor is an indirect, wholly owned subsidiary of Marsh & McLennan Companies, Inc., 1166 Avenue of the Americas, New York, New York 10036. The Advisor is registered as an investment adviser with the SEC under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). The Advisor is an affiliate of Mercer Investment Consulting, Inc., an investment consultant with more than thirty years’ experience reviewing, rating, and recommending investment managers for institutional clients.

2

The Advisor provides investment advisory services to the Funds pursuant to the Investment Management Agreement, dated July 1, 2014, between the Trust and the Advisor (the “Management Agreement”). The Trust employs the Advisor generally to manage the investment and reinvestment of the assets of the Funds. In so doing, the Advisor may hire one or more subadvisors to carry out the investment programs of the Funds (subject to the approval of the Board). The Advisor continuously reviews, supervises, and (where appropriate) administers the investment programs of the Funds. The Advisor furnishes periodic reports to the Board regarding the investment program and performance of the Funds.

Pursuant to the Management Agreement, the Advisor has overall supervisory responsibility for the general management and investment of each Fund’s investment portfolio, and, subject to review and approval by the Board: (i) sets each Fund’s overall investment strategies; (ii) evaluates, selects, and recommends subadvisors to manage all or a portion of each Fund’s assets; (iii) when appropriate, allocates and reallocates each Fund’s assets among subadvisors; (iv) monitors and evaluates the performance of each Fund’s subadvisors; and (v) implements procedures to ensure that the subadvisors comply with each Fund’s investment objective, policies, and restrictions.

For these services, each Fund pays the Advisor a fee for managing the Fund’s investments that is calculated as a percentage of the Fund’s assets under management. The table below provides the total advisory fee payable by each Fund:

	Investment Advisory Fee
Funds	Assets up to $750 million	Assets in excess of $750 million
Mercer US Large Cap Growth Equity Fund	0.55%	0.53%
Mercer US Large Cap Value Equity Fund	0.53%	0.51%
Mercer US Small/Mid Cap Growth Equity Fund	0.90%	0.88%
Mercer US Small/Mid Cap Value Equity Fund	0.90%	0.88%
Mercer Non-US Core Equity Fund	0.75%	0.73%
Mercer Emerging Markets Equity Fund	0.80%	0.78%
Mercer Global Low Volatility Equity Fund	0.75%	0.73%

The Advisor received the following investment advisory fees from each Fund for the fiscal year ended March 31, 2015:

Funds	Gross Advisory Fees Earned by the Advisor	Net Advisory Fees Paid After Fee Waiver
Mercer US Large Cap Growth Equity Fund	$2,015,718	$1,934,050
Mercer US Large Cap Value Equity Fund	$1,943,943	$1,866,930
Mercer US Small/Mid Cap Growth Equity Fund	$3,858,237	$3,830,997
Mercer US Small/Mid Cap Value Equity Fund	$3,767,218	$3,765,196
Mercer Non-US Core Equity Fund	$15,075,502	$15,075,502
Mercer Emerging Markets Equity Fund	$7,891,896	$7,746,625
Mercer Global Low Volatility Equity Fund	$6,016,672	$6,071,818

The aggregate compensation paid by the Advisor to all subadvisors of the Funds during the last fiscal year ended March 31, 2015 was:

Funds	Aggregate Compensation Paid by the Advisor	As a Percentage of Average Net Assets
Mercer US Large Cap Growth Equity Fund	$1,317,715	0.36%
Mercer US Large Cap Value Equity Fund	$1,119,386	0.31%
Mercer US Small/Mid Cap Growth Equity Fund	$2,466,043	0.57%
Mercer US Small/Mid Cap Value Equity Fund	$2,453,407	0.59%
Mercer Non-US Core Equity Fund	$6,980,553	0.34%
Mercer Emerging Markets Equity Fund	$5,352,946	0.54%
Mercer Global Low Volatility Equity Fund	$3,386,370	0.42%

3

Several officers of the Trust are also officers and/or employees of the Advisor. These individuals and their respective positions are: Richard L. Nuzum serves as President, Chief Executive Officer, and Trustee of the Trust and as President and North America Business Leader of Mercer’s Investment Management Business; Thomas Murphy serves as Vice President of the Trust and as President of the Advisor; Richard S. Joseph serves as Vice President, Treasurer, and Chief Financial Officer of the Trust and as Chief Operating Officer of the Advisor; Scott M. Zoltowski serves as Vice President, Chief Legal Officer, and Secretary of the Trust and as Global Chief Counsel-Investments of the Advisor; Colin J. Dean serves as Vice President and Assistant Secretary of the Trust and as Senior Legal Counsel-Investments of the Advisor; Stan Mavromates serves as Vice President and Chief Investment Officer of the Trust and as Vice President and Chief Investment Officer of the Advisor; Manny Weiss serves as Vice President of the Trust and as Portfolio Manager and Principal of the Advisor; Larry Vasquez serves as Vice President of the Trust and as Vice President and Portfolio Manager of the Advisor; and Robert Phay serves as Vice President and Chief Compliance Officer of the Trust and as Chief Compliance Officer of the Advisor. The address of each executive officer of the Trust, except for Mr. Nuzum, is 99 High Street, Boston, Massachusetts 02110. Mr. Nuzum’s address is 1166 Avenue of the Americas, New York, New York 10036.

PARAMETRIC PORTFOLIO ASSOCIATES, INC.

Parametric Portfolio Associates, Inc. is located at 1918 Eighth Avenue, Suite 3100, Seattle, Washington 98101. Parametric is majority-owned by Eaton Vance Corp., a publicly traded asset management company. Parametric’s principal owners are EVA Holdings, LLC and Eaton Vance Acquisitions, each of which is a privately held subsidiary of Eaton Vance Corp. Parametric is registered as an investment adviser with the SEC under the Advisers Act. The Parametric Subadvisory Agreement is dated February 25, 2015.

4

Parametric was approved by the Board to serve as a subadvisor to the Funds at the Meeting.

Parametric is not affiliated with the Advisor, and Parametric discharges its responsibilities subject to the oversight and supervision of the Advisor. As indicated above, Parametric is paid by the Advisor and not by the Funds. No increase in the advisory fees paid by the Funds to the Advisor resulted from the appointment of Parametric as a subadvisor to the Funds, or from the implementation of the Parametric Subadvisory Agreement. The fees paid by the Advisor to Parametric depend upon the fee rates negotiated by the Advisor. In accordance with procedures adopted by the Board, a subadvisor to a Fund may affect portfolio transactions through an affiliated broker-dealer and the affiliated broker-dealer may receive brokerage commissions in connection therewith as permitted by applicable laws.

Parametric does not serve as an investment advisor or subadvisor for any other registered investment companies that have investment objectives similar to the Funds’ investment objectives.

The names and principal occupations of the principal executive officers of Parametric are listed below. The address of each principal executive officer, as it relates to the person’s positions with Parametric, is 1918 Eighth Avenue, Suite 3100, Seattle, Washington 98101.

Name	Principal Occupation
Brian D. Langstraat	Chief Executive Officer
Aaron W. Singleton	Chief Financial Officer
Paul W. Bouchey	Chief Investment Officer, Seattle Investment Center
Christine C. Smith	Chief Compliance Officer and Chief Administrative Officer

THE PARAMETRIC SUBADVISORY AGREEMENT

The Parametric Subadvisory Agreement was approved by the Board at the Meeting which was called, among other reasons, for the purpose of considering and approving the Parametric Subadvisory Agreement for an initial term of two years. Thereafter, continuance of the Parametric Subadvisory Agreement will require the annual approval of the Board, including a majority of the Independent Trustees. The Parametric Subadvisory Agreement provides that it will terminate automatically in the event of its assignment, except as provided otherwise by any rule, exemptive order issued by the SEC, or no-action letter provided or pursuant to the 1940 Act, or upon the termination of the Management Agreement.

The terms of the Parametric Subadvisory Agreement, other than the rate of compensation paid by the Advisor to Parametric, are substantially similar to the terms that were contained in the subadvisory agreement with SSgA FM, as well as those contained in the subadvisory agreements in effect between the Advisor and each of the Funds’ other current subadvisors.

5

The Parametric Subadvisory Agreement provides that Parametric, among other duties, will make all investment decisions for Parametric’s allocated portion of a Fund’s investment portfolio. Parametric, subject to the supervision of the Board and the Advisor, will conduct an ongoing program of investment, evaluation, and, if appropriate, sale and reinvestment of the Subadvisor’s allocated portion of a Fund’s assets.

The Parametric Subadvisory Agreement provides for Parametric to be compensated based on the average daily net assets of the applicable Fund allocated to Parametric. Parametric is compensated from the fees that the Advisor receives from each Fund. Parametric generally will pay all expenses it incurs in connection with its activities under the Parametric Subadvisory Agreement, other than the costs of a Fund’s portfolio securities and other investments.

The Parametric Subadvisory Agreement may be terminated at any time, without the payment of any penalty, by: (i) the vote of a majority of the Board, the vote of a majority of the outstanding voting securities of a Fund (as defined in the 1940 Act), or the Advisor, or (ii) Parametric, on not less than ninety (90) days’ written notice to the Advisor and the Trust.

BOARD OF TRUSTEES’ CONSIDERATIONS

At the Meeting, the Advisor recommended the appointment of Parametric to serve as a subadvisor to each of the Funds. In considering the approval of the Parametric Subadvisory Agreement, the Independent Trustees considered the information and materials from the Advisor, Parametric and counsel, that included, as to Parametric and the Funds: (i) the Parametric Subadvisory Agreement; (ii) information regarding the process by which the Advisor had reviewed, selected, and recommended Parametric for the Board’s approval, and the Advisor’s rationale for recommending that Parametric be appointed as a subadvisor to the Funds, and how Parametric would supplement each of the Funds’ other current subadvisors; (iii) the nature, extent, and quality of the services that Parametric proposed to provide to the Funds; (iv) the investment management business, portfolio management personnel, operations, prior investment experience, and reputation of Parametric; (v) Parametric’s brokerage and trading policies and practices; (vi) the level of subadvisory fees to be charged by Parametric for its services to the Funds, and a comparison of those fees to other accounts that Parametric manages; (vii) a summary of Parametric’s compliance program; (viii) information regarding Parametric’s historical performance returns managing the investment mandate that it intended to use with respect to each of the Funds’ investment mandates, and a comparison of such performance to a relevant index; and (ix) the financial condition of Parametric.

In addition, the Independent Trustees considered presentations made by, and discussions held with, representatives of the Advisor. The Independent Trustees considered and analyzed factors that they deemed relevant with respect to Parametric, including: the nature, extent, and quality of the services to be provided to the Funds by Parametric; Parametric’s management style and investment decision-making process; Parametric’s historical performance record managing investment products similar to the investment mandate that it intended to use with respect to each of the Funds; the qualifications and experience of the members of Parametric’s portfolio management team; and Parametric’s staffing levels and overall resources. The Independent Trustees also took into consideration the nature and extent of the oversight duties performed by the Advisor in connection with each of the subadvisors, which includes extensive management and compliance due diligence with respect to the management and operations of each of the

6

subadvisors. Additionally, the Independent Trustees received assistance and advice regarding legal and industry standards and reviewed materials supplied by their independent legal counsel which were intended to assist the Independent Trustees in fulfilling their duties under the 1940 Act.

In particular, and as to Parametric, the Board, including the Independent Trustees, considered the following factors:

(a) The nature, extent, and quality of the services to be provided by Parametric. The Independent Trustees reviewed the nature, extent, and quality of the services to be provided by Parametric to the Funds. The Independent Trustees discussed the specific investment management process that Parametric indicated that it will employ to manage its allocated portion of each Fund’s investment portfolio (which was described in detail in the materials provided by Parametric), the qualifications of Parametric’s portfolio managers and investment management personnel with regard to implementing the investment mandate relating to the allocated portion of each Fund’s investment portfolio that Parametric would be managing, and the performance record of Parametric as compared to each relevant benchmark. The Independent Trustees considered Parametric’s infrastructure and resources, and whether Parametric’s organization appeared to support Parametric’s strategy adequately. The Independent Trustees also discussed the Advisor’s review, selection, and due diligence process with respect to Parametric, and the Advisor’s favorable assessment as to the nature, extent, and quality of the subadvisory services expected to be provided to each Fund by Parametric. The Independent Trustees determined that each Fund and its shareholders would benefit from the quality and experience of Parametric’s portfolio managers and the qualifications of its investment professionals. Based on their consideration and review of the foregoing information, the Independent Trustees concluded that the nature, extent and quality of the subadvisory services anticipated to be provided by Parametric, as well as Parametric’s ability to render such services based on Parametric’s experience, operations and resources, were appropriate for each Fund, in light of each such Fund’s investment objective, and the mandate relating to the allocated portion of each Fund’s investment portfolio that Parametric would manage.

(b) Comparison of the services to be rendered and fees to be paid to Parametric under other advisory and subadvisory contracts, such as those with other clients. The Independent Trustees discussed the services that would be rendered by Parametric and evaluated the compensation to be paid to Parametric by the Advisor for those services. The Independent Trustees noted that the services that Parametric would furnish to each Fund appeared to be comparable to the services that Parametric currently provides to its other advisory and subadvisory clients having similar investment strategies. The Independent Trustees also considered comparisons of the fees that will be paid to Parametric by the Advisor in light of the fees that were charged by Parametric to its other advisory clients, as disclosed in Parametric’s Form ADV, Part 2A (Firm Brochure) and in its 15(c) Questionnaire responses, including commingled and separate accounts. The Board also considered that the fees agreed to by Parametric were the result of an arm’s length bargain negotiated by unaffiliated parties.

The Independent Trustees considered the review, selection, and due diligence process employed by the Advisor, in determining to recommend Parametric to serve as a subadvisor to each Fund, and the Advisor’s reasons for concluding that the subadvisory fees to be paid by the Advisor to

7

Parametric for its services to each Fund were reasonable. The Independent Trustees emphasized in their discussions that the subadvisory fees of Parametric would be paid by the Advisor, and were not additional fees to be borne by each of the Funds or their shareholders. Based on their discussion, the Independent Trustees concluded that, in light of the nature, quality, and extent of the services to be provided, the proposed fees to be paid to Parametric with respect to the assets of each Fund to be allocated to Parametric appeared to be reasonable in relation to the services that were expected to be provided by Parametric to each Fund. The Independent Trustees also considered the potential “fallout” or ancillary benefits that may accrue to Parametric from its relationship with the Funds and concluded that they were reasonable.

Since the fees to be paid to Parametric were the result of arm’s-length bargaining between unaffiliated parties, and given the Advisor’s economic incentive to negotiate a reasonable fee, the potential profitability of Parametric was not considered relevant to the Independent Trustees’ deliberations. The Independent Trustees took note of the Advisor’s explanation that the recommended appointment of Parametric was not affected by the impact that the appointment would have on the Advisor revenues and profitability, and recalled that the Advisor had demonstrated that the appointment of Parametric may result in a benefit to the Advisor as a result of the potential for increased profitability for the Advisor, which had been reported to and reviewed by the Independent Trustees. On the basis of these considerations, the Independent Trustees concluded that, in light of the nature, extent and quality of the services expected to be provided by Parametric and the proposed fees to be paid to Parametric by the Advisor for managing its allocated portion of the Funds, the potential benefits accruing to Parametric as a result of serving as a subadvisor to each Fund were reasonable in relation to the services that were expected to be provided by Parametric to each of the Funds.

(c) Investment performance of each of the Funds and Parametric. Because Parametric was a newly proposed subadvisor to the Funds, the Independent Trustees could not consider Parametric’s investment performance in managing each Fund as a factor in evaluating the Parametric Subadvisory Agreement. However, the Independent Trustees reviewed Parametric’s historical investment performance record in managing or subadvising other investment companies and accounts that were comparable to the investment mandate that it intended to use with respect to each of the Funds. The Independent Trustees also compared the historical investment performance of Parametric to relevant benchmarks and concluded that Parametric’s historical performance record, viewed together with the other factors considered by the Independent Trustees, supported a decision to approve the Parametric Subadvisory Agreement.

Conclusion. Following consideration of the foregoing factors, it was reported that no single factor was determinative to the decisions of the Independent Trustees. Based on these factors, along with the determination of the Advisor at the conclusion of its review, selection, and due diligence process to recommend Parametric to serve as a new subadvisor to each Fund, and such other matters as were deemed relevant, the Independent Trustees concluded that the proposed fee rate for Parametric appeared to be reasonable in relation to the services that were expected to be provided to each of the Funds. As a result, the Board, including all of the Independent Trustees, concluded that the approval of the Parametric Subadvisory Agreement was in the best interests of each Fund and its shareholders and approved the Parametric Subadvisory Agreement.

8

GENERAL INFORMATION

Administrative and Accounting Services

State Street Bank and Trust Company (the “Administrator”), located at 200 Clarendon Street, Boston, Massachusetts 02116, serves as the administrator of the Funds. The Administrator performs various services for the Funds, including fund accounting, daily and ongoing maintenance of certain Fund records, calculation of each Fund’s net asset value, and preparation of shareholder reports.

The Advisor provides certain internal administrative services to the Class S, Class Y-1, and Class Y-2 shares of the Fund, for which the Advisor is entitled to receive a fee of 0.15%, 0.10%, and 0.05% of the average daily net assets of the Class S, Class Y-1, and Class Y-2 shares, respectively. For the fiscal year ended March 31, 2015, there were no Class S, Class Y-1 or Class Y-2 shares outstanding, so the Funds did not pay any fees to the Advisor for internal administrative services.

Principal Underwriting Arrangements

MGI Funds Distributors, LLC (the “Distributor”), located at 899 Cassatt Road, Berwyn, PA 19312, is a Delaware limited liability company that is a wholly-owned subsidiary of Foreside Distributors, LLC. The Distributor acts as the principal underwriter of each class of shares of each Fund under an Underwriting Agreement with the Funds. The Underwriting Agreement requires the Distributor to use its best efforts, consistent with its other businesses, to sell shares of the Funds.

Payments to Affiliated Brokers

For the fiscal year ended March 31, 2015, the Funds did not pay any commissions to affiliated brokers.

9

Record of Beneficial Ownership

Each Fund’s total shares outstanding and principal holders thereof, as of April 30, 2015, are listed in the table below.

Funds	Total Shares Outstanding	Principal Holders of Securities/ Number of Shares Held	Percentage of the Fund’s Total Shares Outstanding
Mercer US Large Cap Growth Equity Fund	35,801,937.9	Mercer Collective Trust: Mercer US Large Cap Growth Equity Portfolio/26,114,648.5	72.94%
		Mercer Global Investments FBO Mercer Canada US Large Cap Growth Fund/8,518,946.4	23.79%
Mercer US Large Cap Value Equity Fund	34,261,089.9	Mercer Collective Trust: Mercer US Large Cap Value Equity Portfolio/25,125,692.9	73.34%
		Mercer Global Investments FBO Mercer Canada US Large Cap Value Fund/8,024,284.3	23.42%
Mercer US Small/Mid Cap Growth Equity Fund	38,912,952,.5	Mercer Collective Trust: Mercer US Small Mid Cap Growth Equity Portfolio/32,514,912.4	83.56%
		Mercer Phoenix Investment Portfolio/2,206,447.2	5.67%
Mercer US Small/Mid Cap Value Equity Fund	48,188,985.2	Mercer Collective Trust: Mercer US Small Mid Cap Value Equity Portfolio/40,193,573.8	83.41%
		Mercer Phoenix Investment Portfolio/2,768,992.7	5.75%
Mercer Non-US Core Equity Fund	195,948,689.1	Mercer Collective Trust: Mercer Non-US Core Equity Portfolio/172,594,783.8	88.08%

Mercer Emerging Markets Equity Fund	114,192,900.4	Mercer Collective Trust: Mercer Emerging Markets Equity Portfolio/80,218,278.2	70.25%
		Mercer Investment Management FBO Mercer Emerging Markets Fund/23,220,550.2	20.33%
Mercer Global Low Volatility Equity Fund	67,823,020.1	Mercer Collective Trust: Mercer Global Low Volatility Equity Portfolio/47,261,615.7	69.68%
		Mercer Investment Management, Inc. FBO Mercer Global Low Volatility Equity/17,491,063.5	25.79%

10

SHAREHOLDER REPORTS

Additional information about each Fund’s investments is available in the Funds’ annual and semi-annual reports to shareholders. In the Funds’ annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year. A copy of the Funds’ most recent annual report to shareholders and the most recent semi-annual report succeeding the annual report to shareholders (when available) may be obtained, without charge, by calling your plan administrator or recordkeeper or financial advisor, or by calling the Trust toll-free at 1-888-887-0619.

11